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                                                                   Exhibit 10.31


                     THE TRANSFERABILITY OF THIS WARRANT IS
                       RESTRICTED AS PROVIDED IN SECTION 2

                                                                January 23, 1997

                              NU-TECH BIO-MED, INC.
                          COMMON STOCK PURCHASE WARRANT

            For good and valuable consideration, the receipt of which is hereby acknowledged by Nu-Tech Bio-Med, Inc., a Delaware corporation (the "Company"), MICHAEL G. JESSELSON 12/18/1980 TRUST, with an address at 1301 Avenue of Americas, New York, New York 10019 (sometimes referrred to as the "Holder") is hereby granted the right to purchase, at any time from the date hereof until 5:00 P.M., New York City time, on January 22, 2002 ("Warrant Exercise Term"), up to 100,000 paid and non-assessable shares of the Company's Common Stock, $.01 par value per share ("Common Stock").

      This Warrant is exercisable at a per share price (the "Exercise Price") of $11.50 per share. The number of Shares purchasable upon exercise of the Warrants represented by this certificate and the Exercise Price per Share shall be subject to further adjustment from time to time as set forth herein.

            l.   Exercise of Warrant.

          l.l The purchase rights represented by this Warrant are exercisable at the option of the holder hereof, in whole or in part (but not as to fractional shares of the Common Stock) during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender thereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

          l.2 The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of such certificate in a name other than that of the holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          l.3 In case the Company shall (i) pay a dividend in Common Shares or make a distribution in Common Shares, (ii) subdivide its outstanding Common Shares, (iii) combine its
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outstanding Common Shares into a smaller number of Common Shares (by way of a reverse split or otherwise) or (iv) issue by reclassification of its Common Shares other securities of the Company, the number of Warrant Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 1.3 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            l.4 In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of this Warrant (other than change in par value, or from par value to no par value, or from no par value to par value, or as a result or a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock, other than a change in number of the shares issuable upon exercise of the Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of this Warrant shall have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company for which the Warrant might have been exercised immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The above provisions of this Section
l.4 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

            l.5 The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued and fully-paid and non-assessable.

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            1.6 At any time during the Warrant Exercise Term, the Holder may, at its option, exchange the Warrants represented by such Holder's Warrant certificate, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-assessable Warrant Shares determined in accordance with this
Section 1.6, by surrendering such Warrant certificate at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange, or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to the Holder's Warrant certificate, shall be issued as of the Exchange Date and delivered to the Holder within three (3) days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant certificate shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Share Number") less (B) the number of Warrant Shares equal to the quotient obtained by dividing (i) the product of the Total Share Number and the existing Exercise Price (as hereinafter defined) per Share by (ii) the Market Price (as hereafter defined) of a share of Common Stock.

            As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days prior to such date, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the Nasdaq Market System (National Market or SmallCap Market), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq Market System (National Market or SmallCap Market), the last reported sale price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two (2) days immediately preceding such issuance or sale and the day of such issuance or sale.

            2.    Restrictions on Transfer.

            The holder acknowledges that he has been advised by the Company that this Warrant and the shares of Common Stock (the "Warrant Shares") issuable upon exercise thereof (collectively the

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"Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the Warrant is being issued, and the shares issuable upon exercise of the Warrant will be issued, on the basis of the statutory exemption provided by section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the holder contained herein. The holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the holder agrees that no sale, assignment or transfer of the Securities shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, and the Company has no obligations or intention to so register the Securities, or (ii) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act. The holder represents and warrants that he has acquired this Warrant and will acquire the Securities for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The holder acknowledges that the securities shall bear the following legend:

            "These securities have not been registered under the Securities Act of 1933. Such securities may not be sold or offered for sale, transferred, hypothecated or otherwise assigned in the absence of an effective registration statement with respect thereto under such Act or an opinion of counsel to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."

            3.    Registration Rights.

            3.l During the period commencing January 23, 1997 and until Janaury 22, 2001, the Company shall advise the Holder of this Warrant or of the Warrant Shares or any then holder of Warrants or Warrant Shares (such persons being collectively referred to herein as "holders") by written notice at least 20 days prior to the filing of any registration statement under the Securities Act of 1933 (the "Act") covering securities of the Company, except on Form S-4 or Form S-8, and upon the request of any such holder within ten days after the date of such notice, include in any such

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registration statement such information as may be required to permit a public offering of the Warrant Shares. The Company shall supply prospectuses and other documents as the Holder may request in order to facilitate the public sale or other disposition of the Warrant Shares, qualify the Warrant Shares for sale in such states as any such holder designates and do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth in Subsection 3.2 of this Section 3. Such holders shall furnish information and indemnification as set forth in Subsection 3.2 of this Section 3. For the purpose of the foregoing, inclusion of the Warrant Shares in a Registration Statement pursuant to this sub-paragraph 3.l under a condition that the offer and/or sale of such Warrant Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this sub-paragraph 3.l. The Company shall include the Warrant Shares in a registration statement currently before the Securities and Exchange Commission as of this date.

            3.2 The following provisions of this Section 3 shall also be applicable to the exercise of the registration rights granted under this Section 3.l:

                  (A) The foregoing registration rights shall be contingent on the holders furnishing the Company with such appropriate information (relating to the intentions of such holders) as the Company shall reasonably request in writing. Following the effective date of such registration, the Company shall upon the request of any owner of Warrants and/or Warrant Shares forthwith supply such number of prospectuses meeting the requirements of the Act as shall be requested by such owner to permit such holder to make a public offering of all Warrant Shares from time to time offered or sold to such holder, provided that such holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such holder) as the Company shall request in writing. The Company shall also use its best efforts to qualify the Warrant Shares for sale in such states as such holder shall reasonably designate.

                  (B) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Subsection 3.l of this Section 3 notwithstanding that Warrant Shares subject to this Warrant may be included in any such registration. Any holder whose Warrant Shares are included in any such registration statement pursuant to this Section 3 shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Warrant Shares sold by him pursuant thereto.

                  (C) The Company shall indemnify and hold harmless each such holder and each underwriter, within the meaning of the

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Act, who may purchase from or sell for any such holder any Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 3 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act; provided, however, that the Company shall not be obliged so to indemnify any such holder or underwriter or controlling person unless such holder or underwriter shall at the same time agree to indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 3 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such holder or underwriter expressly for use therein.

            4.    Miscellaneous.

            4.l All the covenants and agreements made by the Company in this Warrant shall bind its successors and assigns.

            4.2 No recourse shall be had for the payment of the principal of or the interest of premium, if any, on this Warrant or for any claim based hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

            4.3 No course of dealing between the Company and the holder hereof shall operate as a waiver of any right of any holder

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hereof, and no delay on the part of the holder in exercising any right hereunder shall so operate.

            4.4 This Warrant may be amended only by a written instrument executed by the Company and the holder hereof. Any amendment shall be endorsed upon this Warrant, and all future holders shall be bound thereby.

            4.5 All communications provided for herein shall be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the holder of this Warrant, to the address shown on the books of the Company; and if to the Company, to 55 Access Road, Warwick, Rhode Island 02886, attention of the Chairman, or to such other address as the Company may advise the holder of this Warrant in writing. Notices shall be deemed given when mailed.

            4.6 The provisions of this Warrant shall in all respects be constructed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of New York. This Warrant shall be deemed a contract made under the laws of the State of New York and the validity of this Warrant and all rights and liabilities hereunder shall be determined under the laws of said State.

            4.7 The headings of the Sections of this Warrant are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.

            IN WITNESS WHEREOF, NU-TECH BIO-MED, INC. has caused this Warrant to be executed in its corporate name by its Chairman, and its seal to be affixed hereto.


Dated: January 23, 1997

                                    NU-TECH BIO-MED, INC.



                                    By:________________________________
                                       J. Marvin Feigenbaum, Chairman



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SUBSCRIPTION FORM


TO:   Nu-Tech Bio-Med, Inc.
      55 Access Road
      Warwick, Rhode Island  02886



          The undersigned holder hereby irrevocably elects to exercise the right to purchase shares of Common Stock covered by this Warrant according to the conditions hereof and herewith makes full payment of the Exercise Price of such shares. Kindly deliver to the undersigned a certificate representing the Shares.


                            INSTRUCTIONS FOR DELIVERY



Name:  ____________________________________________________________

                 (please typewrite or print in block letters)


Address: __________________________________________________________


Dated: _________________________




                              Signature ________________________________



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